COMERICA ISSUES REVISED 2013 RESULTS BASED ON
UNFAVORABLE JURY VERDICT

DALLAS/January 21, 2014 -- Comerica Incorporated (NYSE: CMA) today issued revised 2013 results based on an unfavorable Montana jury verdict, entered at approximately 7:30 p.m. ET on January 17, 2014. The Montana litigation (“the case”) in which Comerica Bank (“the Bank”) was a third-party defendant, was tried before the Montana Second District Judicial Court for Silver Bow County in Butte, Montana. The claims underlying the lawsuit against the Bank grew out of an initial $9 million revolving line of credit loan extended by the Bank to Masters Group International, Inc. (“Masters”), a then Michigan-based office supply company, in 2006, that was subsequently increased to $10.5 million and later paid in full through collection actions taken by the Bank following a default by Masters.
Following the jury’s decision on the case, Comerica increased its reserve for litigation and decreased incentive compensation expense based on the revised results, effective as of December 31, 2013, which resulted in a decrease in net income of $28 million, or 15 cents per share, for the fourth quarter 2013.
Comerica reiterates its previously stated outlook for 2014, excluding the impact of this event.
"As we consider possible courses of action, including appealing the decision to the Montana Supreme Court, the sole appellate court for the state of Montana, we recorded a charge in the fourth quarter 2013 in accordance with applicable accounting principles,” said Ralph W. Babb Jr., chairman and chief executive officer. "We believe we had meritorious defenses for this litigation and anticipated a favorable outcome.”
Net income decreased by $28 million, or 15 cents per share, to $117 million, or 62 cents per share for the fourth quarter 2013, compared to previously reported net income of $145 million, or 77 cents per share. For the year ended December 31, 2013, net income decreased to $541 million, or $2.85 per share, as compared to previously reported net income of $569 million, or $3.00 per share. As revised, full-year 2013 net income increased $20 million, or 4 percent, compared to 2012, and earnings per diluted share increased 18 cents, or 7 percent. At December 31, 2013, the revised estimated Tier 1 common capital ratio was 10.56 percent, as compared to the previously reported ratio of 10.60 percent. The estimated Basel III Tier 1 common capital ratio remained at 10.3 percent.
The following table summarizes the impact of the revisions on the previously reported financial results.

	December 31, 2013
	Quarter Ended		Year Ended
(dollar amounts in millions, except per share data)	As Reported	As Revised	As Reported	As Revised
Noninterest expenses	$429	$473	$1,678	$1,722
Salaries	203	197	769	763
Litigation-related expenses	—	52	—	52
Other noninterest expenses	46	44	178	176
Income before income taxes	196	152	774	730
Provision for income taxes	51	35	205	189
Net income	145	117	569	541
Net income attributable to common shares	143	115	561	533
Diluted income per common share	0.77	0.62	3.00	2.85
Total shareholders' equity at period end	7,181	7,153
Estimated Tier 1 common capital ratio (a)	10.60%	10.56%
Estimated Basel III Tier 1 common capital ratio (a)	10.3%	10.3%
Tangible common equity ratio (a)	10.11%	10.07%

a)	See Reconciliation of Non-GAAP Financial Measures.

-more-

COMERICA ISSUES REVISED 2013 RESULTS - 2

The impact of the change in legal reserves primarily affects the Business Bank and the Michigan market. The revised financial results, including segment results, will be reflected in Comerica’s Annual Report on Form 10-K. All other revised financial results are included in the financial information that follows.
Comerica Bank is a subsidiary of Comerica Incorporated, a financial services company headquartered in Dallas, Texas, and strategically aligned by three major business segments: The Business Bank, The Retail Bank and Wealth Management. Comerica focuses on relationships and helping people and businesses be successful. In addition to Texas, Comerica Bank locations can be found in Arizona, California, Florida and Michigan, with select businesses operating in several other states, as well as in Canada and Mexico.
This press release contains both financial measures based on accounting principles generally accepted in the United States (GAAP) and non-GAAP based financial measures, which are used where management believes it to be helpful in understanding Comerica's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as a reconciliation to the comparable GAAP financial measure, can be found in this press release. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

-more-

COMERICA ISSUES REVISED 2013 RESULTS - 3

Forward-looking Statements
Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on course,” “trend,” “objective,” “looks forward” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; any future acquisitions or divestitures; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; the implementation of Comerica's strategies and business models; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2012 and on page 68 of the Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2013. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Media Contact:	Investor Contacts:
Wayne J. Mielke	Darlene P. Persons
(214) 462-4463	(214) 462-6831

Brittany L. Butler
(214) 462-6834

CONSOLIDATED FINANCIAL HIGHLIGHTS (unaudited)
Comerica Incorporated and Subsidiaries

	Three Months Ended			Years Ended
	December 31,	September 30,	December 31,	December 31,
(in millions, except per share data)	2013	2013	2012	2013	2012
PER COMMON SHARE AND COMMON STOCK DATA
Diluted net income	$0.62	$0.78	$0.68	$2.85	$2.67
Cash dividends declared	0.17	0.17	0.15	0.68	0.55
Common shareholders' equity (at period end)	39.23	37.94	36.87
Tangible common equity (at period end) (a)	35.65	34.38	33.38

Average diluted shares (in thousands)	186,166	187,104	187,954	186,927	192,473
KEY RATIOS
Return on average common shareholders' equity	6.66%	8.50%	7.36%	7.76%	7.43%
Return on average assets	0.72	0.92	0.81	0.85	0.83
Tier 1 common capital ratio (a) (b)	10.56	10.72	10.14
Tier 1 risk-based capital ratio (b)	10.56	10.72	10.14
Total risk-based capital ratio (b)	13.00	13.42	13.15
Leverage ratio (b)	10.77	10.88	10.57
Tangible common equity ratio (a)	10.07	9.87	9.76
AVERAGE BALANCES
Commercial loans	$27,683	$27,759	$27,462	$27,971	$26,224
Real estate construction loans:
Commercial Real Estate business line (c)	1,363	1,263	1,033	1,241	1,031
Other business lines (d)	289	259	266	245	359
Total real estate construction loans	1,652	1,522	1,299	1,486	1,390
Commercial mortgage loans:
Commercial Real Estate business line (c)	1,608	1,714	1,939	1,738	2,259
Other business lines (d)	7,106	7,229	7,580	7,322	7,583
Total commercial mortgage loans	8,714	8,943	9,519	9,060	9,842
Lease financing	838	839	839	847	864
International loans	1,303	1,252	1,314	1,275	1,272
Residential mortgage loans	1,679	1,642	1,525	1,620	1,505
Consumer loans	2,185	2,137	2,161	2,153	2,209
Total loans	44,054	44,094	44,119	44,412	43,306

Earning assets	59,924	58,892	59,276	59,091	57,483
Total assets	64,605	63,660	64,257	63,936	62,572

Noninterest-bearing deposits	23,532	22,379	22,758	22,379	21,004
Interest-bearing deposits	29,237	29,486	28,524	29,332	28,529
Total deposits	52,769	51,865	51,282	51,711	49,533

Common shareholders' equity	7,010	6,923	7,062	6,968	7,012
NET INTEREST INCOME
Net interest income (fully taxable equivalent basis)	$431	$413	$425	$1,675	$1,731
Fully taxable equivalent adjustment	1	1	1	3	3
Net interest margin (fully taxable equivalent basis)	2.86%	2.79%	2.87%	2.84%	3.03%
CREDIT QUALITY
Nonaccrual loans	$350	$437	$519
Reduced-rate loans	24	22	22
Total nonperforming loans (e)	374	459	541
Foreclosed property	9	19	54
Total nonperforming assets (e)	383	478	595

Loans past due 90 days or more and still accruing	16	25	23

Gross loan charge-offs	41	39	60	$153	$245
Loan recoveries	28	20	23	80	75
Net loan charge-offs	13	19	37	73	170

Allowance for loan losses	598	604	629
Allowance for credit losses on lending-related commitments	36	34	32
Total allowance for credit losses	634	638	661

Allowance for loan losses as a percentage of total loans	1.32%	1.37%	1.37%
Net loan charge-offs as a percentage of average total loans (f)	0.12	0.18	0.34	0.16%	0.39%
Nonperforming assets as a percentage of total loans and foreclosed property (e)	0.84	1.08	1.29
Allowance for loan losses as a percentage of total nonperforming loans	160	131	116

(a)	See Reconciliation of Non-GAAP Financial Measures.

(b)	December 31, 2013 ratios are estimated.

(c)	Primarily loans to real estate developers.

(d)	Primarily loans secured by owner-occupied real estate.

(e)	Excludes loans acquired with credit-impairment.

(f)	Lending-related commitment charge-offs were insignificant in all periods presented.

CONSOLIDATED BALANCE SHEETS
Comerica Incorporated and Subsidiaries

	December 31,	September 30,	December 31,
(in millions, except share data)	2013	2013	2012
	(unaudited)	(unaudited)
ASSETS
Cash and due from banks	$1,140	$1,384	$1,395

Federal funds sold	—	—	100
Interest-bearing deposits with banks	5,311	5,704	3,039
Other short-term investments	112	106	125

Investment securities available-for-sale	9,307	9,488	10,297

Commercial loans	28,815	27,897	29,513
Real estate construction loans	1,762	1,552	1,240
Commercial mortgage loans	8,787	8,785	9,472
Lease financing	845	829	859
International loans	1,327	1,286	1,293
Residential mortgage loans	1,697	1,650	1,527
Consumer loans	2,237	2,152	2,153
Total loans	45,470	44,151	46,057
Less allowance for loan losses	(598)	(604)	(629)
Net loans	44,872	43,547	45,428

Premises and equipment	594	604	622
Accrued income and other assets	3,891	3,837	4,063
Total assets	$65,227	$64,670	$65,069

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$23,875	$23,896	$23,279

Money market and interest-bearing checking deposits	22,332	21,697	21,273
Savings deposits	1,673	1,645	1,606
Customer certificates of deposit	5,063	5,180	5,531
Foreign office time deposits	349	491	502
Total interest-bearing deposits	29,417	29,013	28,912
Total deposits	53,292	52,909	52,191

Short-term borrowings	253	226	110
Accrued expenses and other liabilities	986	1,001	1,106
Medium- and long-term debt	3,543	3,565	4,720
Total liabilities	58,074	57,701	58,127

Common stock - $5 par value:
Authorized - 325,000,000 shares
Issued - 228,164,824 shares	1,141	1,141	1,141
Capital surplus	2,179	2,171	2,162
Accumulated other comprehensive loss	(391)	(541)	(413)
Retained earnings	6,321	6,239	5,931
Less cost of common stock in treasury - 45,860,786 shares at 12/31/13, 44,483,659 shares at 9/30/13 and 39,889,610 shares at 12/31/12	(2,097)	(2,041)	(1,879)
Total shareholders' equity	7,153	6,969	6,942
Total liabilities and shareholders' equity	$65,227	$64,670	$65,069

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (unaudited)
Comerica Incorporated and Subsidiaries

	Three Months Ended		Years Ended
	December 31,		December 31,
(in millions, except per share data)	2013	2012	2013	2012
INTEREST INCOME
Interest and fees on loans	$397	$398	$1,556	$1,617
Interest on investment securities	55	55	214	234
Interest on short-term investments	4	3	14	12
Total interest income	456	456	1,784	1,863
INTEREST EXPENSE
Interest on deposits	12	16	55	70
Interest on medium- and long-term debt	14	16	57	65
Total interest expense	26	32	112	135
Net interest income	430	424	1,672	1,728
Provision for credit losses	9	16	46	79
Net interest income after provision for credit losses	421	408	1,626	1,649
NONINTEREST INCOME
Service charges on deposit accounts	53	52	214	214
Fiduciary income	43	42	171	158
Commercial lending fees	28	25	99	96
Card fees	19	17	74	65
Letter of credit fees	15	17	64	71
Bank-owned life insurance	9	9	40	39
Foreign exchange income	9	9	36	38
Brokerage fees	4	5	17	19
Net securities gains (losses)	—	1	(1)	12
Other noninterest income	24	27	112	106
Total noninterest income	204	204	826	818
NONINTEREST EXPENSES
Salaries	197	196	763	778
Employee benefits	61	59	246	240
Total salaries and employee benefits	258	255	1,009	1,018
Net occupancy expense	41	42	160	163
Equipment expense	15	15	60	65
Outside processing fee expense	30	28	119	107
Software expense	24	23	90	90
Litigation-related expense	52	—	52	23
FDIC insurance expense	7	9	33	38
Advertising expense	3	6	21	27
Other real estate expense	(1)	3	2	9
Merger and restructuring charges	—	2	—	35
Other noninterest expenses	44	44	176	182
Total noninterest expenses	473	427	1,722	1,757
Income before income taxes	152	185	730	710
Provision for income taxes	35	55	189	189
NET INCOME	117	130	541	521
Less income allocated to participating securities	2	2	8	6
Net income attributable to common shares	$115	$128	$533	$515
Earnings per common share:
Basic	$0.64	$0.68	$2.92	$2.68
Diluted	0.62	0.68	2.85	2.67

Comprehensive income (loss)	267	(30)	563	464

Cash dividends declared on common stock	31	28	126	106
Cash dividends declared per common share	0.17	0.15	0.68	0.55

CONSOLIDATED QUARTERLY STATEMENTS OF COMPREHENSIVE INCOME (unaudited)
Comerica Incorporated and Subsidiaries

	Fourth	Third	Second	First	Fourth	Fourth Quarter 2013 Compared To:
	Quarter	Quarter	Quarter	Quarter	Quarter	Third Quarter 2013		Fourth Quarter 2012
(in millions, except per share data)	2013	2013	2013	2013	2012	Amount	Percent	Amount	Percent
INTEREST INCOME
Interest and fees on loans	$397	$381	$388	$390	$398	$16	4%	$(1)	—%
Interest on investment securities	55	54	52	53	55	1	2	—	—
Interest on short-term investments	4	4	3	3	3	—	—	1	27
Total interest income	456	439	443	446	456	17	4	—	—
INTEREST EXPENSE
Interest on deposits	12	13	15	15	16	(1)	(8)	(4)	(24)
Interest on medium- and long-term debt	14	14	14	15	16	—	—	(2)	(15)
Total interest expense	26	27	29	30	32	(1)	(5)	(6)	(20)
Net interest income	430	412	414	416	424	18	4	6	1
Provision for credit losses	9	8	13	16	16	1	22	(7)	(42)
Net interest income after provision for credit losses	421	404	401	400	408	17	4	13	3
NONINTEREST INCOME
Service charges on deposit accounts	53	53	53	55	52	—	—	1	1
Fiduciary income	43	41	44	43	42	2	2	1	4
Commercial lending fees	28	28	22	21	25	—	—	3	6
Card fees	19	20	18	17	17	(1)	(1)	2	15
Letter of credit fees	15	17	16	16	17	(2)	(9)	(2)	(13)
Bank-owned life insurance	9	12	10	9	9	(3)	(25)	—	—
Foreign exchange income	9	9	9	9	9	—	—	—	—
Brokerage fees	4	4	4	5	5	—	—	(1)	(14)
Net securities gains (losses)	—	1	(2)	—	1	(1)	(43)	(1)	(82)
Other noninterest income	24	29	34	25	27	(5)	(16)	(3)	(6)
Total noninterest income	204	214	208	200	204	(10)	(5)	—	—
NONINTEREST EXPENSES
Salaries	197	196	182	188	196	1	—	1	1
Employee benefits	61	59	63	63	59	2	3	2	4
Total salaries and employee benefits	258	255	245	251	255	3	1	3	1
Net occupancy expense	41	41	39	39	42	—	—	(1)	(2)
Equipment expense	15	15	15	15	15	—	—	—	—
Outside processing fee expense	30	31	30	28	28	(1)	(7)	2	5
Software expense	24	22	22	22	23	2	11	1	6
Litigation-related expense	52	(4)	1	3	—	56	N/M	52	N/M
FDIC insurance expense	7	9	8	9	9	(2)	(19)	(2)	(22)
Advertising expense	3	6	6	6	6	(3)	(49)	(3)	(48)
Other real estate expense	(1)	1	1	1	3	(2)	N/M	(4)	N/M
Merger and restructuring charges	—	—	—	—	2	—	—	(2)	N/M
Other noninterest expenses	44	41	49	42	44	3	7	—	—
Total noninterest expenses	473	417	416	416	427	56	13	46	11
Income before income taxes	152	201	193	184	185	(49)	(25)	(33)	(18)
Provision for income taxes	35	54	50	50	55	(19)	(35)	(20)	(36)
NET INCOME	117	147	143	134	130	(30)	(21)	(13)	(10)
Less income allocated to participating securities	2	2	2	2	2	—	—	—	—
Net income attributable to common shares	$115	$145	$141	$132	$128	$(30)	(21)%	$(13)	(10)%
Earnings per common share:
Basic	$0.64	$0.80	$0.77	$0.71	$0.68	$(0.16)	(20)%	$(0.04)	(6)%
Diluted	0.62	0.78	0.76	0.70	0.68	(0.16)	(21)	(0.06)	(9)

Comprehensive income (loss)	267	144	15	137	(30)	123	87	297	N/M

Cash dividends declared on common stock	31	31	32	32	28	—	—	3	10
Cash dividends declared per common share	0.17	0.17	0.17	0.17	0.15	—	—	0.02	13
N/M - Not Meaningful

CONSOLIDATED STATISTICAL DATA (unaudited)
Comerica Incorporated and Subsidiaries

	December 31,	September 30,	June 30,	March 31,	December 31,
(in millions, except per share data)	2013	2013	2013	2013	2012

Commercial loans:
Floor plan	$3,504	$2,869	$3,241	$2,963	$2,939
Other	25,311	25,028	25,945	25,545	26,574
Total commercial loans	28,815	27,897	29,186	28,508	29,513
Real estate construction loans:
Commercial Real Estate business line (a)	1,447	1,283	1,223	1,185	1,049
Other business lines (b)	315	269	256	211	191
Total real estate construction loans	1,762	1,552	1,479	1,396	1,240
Commercial mortgage loans:
Commercial Real Estate business line (a)	1,678	1,592	1,743	1,812	1,873
Other business lines (b)	7,109	7,193	7,264	7,505	7,599
Total commercial mortgage loans	8,787	8,785	9,007	9,317	9,472
Lease financing	845	829	843	853	859
International loans	1,327	1,286	1,209	1,269	1,293
Residential mortgage loans	1,697	1,650	1,611	1,568	1,527
Consumer loans:
Home equity	1,517	1,501	1,474	1,498	1,537
Other consumer	720	651	650	658	616
Total consumer loans	2,237	2,152	2,124	2,156	2,153
Total loans	$45,470	$44,151	$45,459	$45,067	$46,057

Goodwill	$635	$635	$635	$635	$635
Core deposit intangible	16	17	18	19	20
Loan servicing rights	1	1	2	2	2

Tier 1 common capital ratio (c) (d)	10.56%	10.72%	10.43%	10.37%	10.14%
Tier 1 risk-based capital ratio (c)	10.56	10.72	10.43	10.37	10.14
Total risk-based capital ratio (c)	13.00	13.42	13.29	13.41	13.15
Leverage ratio (c)	10.77	10.88	10.81	10.75	10.57
Tangible common equity ratio (d)	10.07	9.87	10.04	9.86	9.76

Common shareholders' equity per share of common stock	$39.23	$37.94	$37.32	$37.41	$36.87
Tangible common equity per share of common stock (d)	35.65	34.38	33.79	33.90	33.38
Market value per share for the quarter:
High	48.69	43.49	40.44	36.99	32.14
Low	38.64	38.56	33.55	30.73	27.72
Close	47.54	39.31	39.83	35.95	30.34

Quarterly ratios:
Return on average common shareholders' equity	6.66%	8.50%	8.23%	7.68%	7.36%
Return on average assets	0.72	0.92	0.90	0.84	0.81
Efficiency ratio (e)	74.55	66.66	66.43	67.58	68.08

Number of banking centers	483	484	484	487	487

Number of employees - full time equivalent	8,948	8,918	8,929	9,001	9,035

(a)	Primarily loans to real estate developers.

(b)	Primarily loans secured by owner-occupied real estate.

(c)	December 31, 2013 ratios are estimated.

(d)	See Reconciliation of Non-GAAP Financial Measures.

(e)	Noninterest expenses as a percentage of the sum of net interest income (FTE) and noninterest income excluding net securities gains.

PARENT COMPANY ONLY BALANCE SHEETS (unaudited)
Comerica Incorporated

	December 31,	September 30,	December 31,
(in millions, except share data)	2013	2013	2012

ASSETS
Cash and due from subsidiary bank	$31	$36	$2
Short-term investments with subsidiary bank	482	480	431
Other short-term investments	96	92	88
Investment in subsidiaries, principally banks	7,174	7,008	7,045
Premises and equipment	4	4	4
Other assets	139	134	150
Total assets	$7,926	$7,754	$7,720

LIABILITIES AND SHAREHOLDERS' EQUITY
Medium- and long-term debt	$617	$620	$629
Other liabilities	156	165	149
Total liabilities	773	785	778

Common stock - $5 par value:
Authorized - 325,000,000 shares
Issued - 228,164,824 shares	1,141	1,141	1,141
Capital surplus	2,179	2,171	2,162
Accumulated other comprehensive loss	(391)	(541)	(413)
Retained earnings	6,321	6,239	5,931
Less cost of common stock in treasury - 45,860,786 shares at 12/31/13, 44,483,659 shares at 9/30/13 and 39,889,610 shares at 12/31/12	(2,097)	(2,041)	(1,879)
Total shareholders' equity	7,153	6,969	6,942
Total liabilities and shareholders' equity	$7,926	$7,754	$7,720

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (unaudited)
Comerica Incorporated and Subsidiaries

				Accumulated
	Common Stock			Other			Total
	Shares		Capital	Comprehensive	Retained	Treasury	Shareholders'
(in millions, except per share data)	Outstanding	Amount	Surplus	Loss	Earnings	Stock	Equity

BALANCE AT DECEMBER 31, 2011	197.3	$1,141	$2,170	$(356)	$5,546	$(1,633)	$6,868
Net income	—	—	—	—	521	—	521
Other comprehensive loss, net of tax	—	—	—	(57)	—	—	(57)
Cash dividends declared on common stock ($0.55 per share)	—	—	—	—	(106)	—	(106)
Purchase of common stock	(10.2)	—	—	—	—	(308)	(308)
Net issuance of common stock under employee stock plans	1.2	—	(46)	—	(30)	63	(13)
Share-based compensation	—	—	37	—	—	—	37
Other	—	—	1	—	—	(1)	—
BALANCE AT DECEMBER 31, 2012	188.3	$1,141	$2,162	$(413)	$5,931	$(1,879)	$6,942
Net income	—	—	—	—	541	—	541
Other comprehensive income, net of tax	—	—	—	22	—	—	22
Cash dividends declared on common stock ($0.68 per share)	—	—	—	—	(126)	—	(126)
Purchase of common stock	(7.5)	—	—	—	—	(291)	(291)
Net issuance of common stock under employee stock plans	1.5	—	(17)	—	(25)	72	30
Share-based compensation	—	—	35	—	—	—	35
Other	—	—	(1)	—	—	1	—
BALANCE AT DECEMBER 31, 2013	182.3	$1,141	$2,179	$(391)	$6,321	$(2,097)	$7,153

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (unaudited)
Comerica Incorporated and Subsidiaries

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2013	2013	2013	2013	2012

Tier 1 Common Capital Ratio:
Tier 1 and Tier 1 common capital (a) (b)	$6,895	$6,862	$6,800	$6,748	$6,705

Risk-weighted assets (a) (b)	$65,317	$64,027	$65,220	$65,099	$66,115

Tier 1 and Tier 1 common risk-based capital ratio (b)	10.56%	10.72%	10.43%	10.37%	10.14%

Basel III Tier 1 Common Capital Ratio:
Tier 1 common capital (b)	$6,895	$6,862	$6,800	$6,748	$6,705
Basel III adjustments (c)	(6)	(4)	—	(1)	(39)
Basel III Tier 1 common capital (c)	6,889	6,858	6,800	6,747	6,666

Risk-weighted assets (a) (b)	$65,317	$64,027	$65,220	$65,099	$66,115
Basel III adjustments (c)	1,735	1,726	2,091	1,996	1,854
Basel III risk-weighted assets (c)	$67,052	$65,753	$67,311	$67,095	$67,969

Tier 1 common capital ratio (b)	10.6%	10.7%	10.4%	10.4%	10.1%
Basel III Tier 1 common capital ratio (c)	10.3	10.4	10.1	10.1	9.8

Tangible Common Equity Ratio:
Common shareholders' equity	$7,153	$6,969	$6,911	$6,988	$6,942
Less:
Goodwill	635	635	635	635	635
Other intangible assets	17	18	20	21	22
Tangible common equity	$6,501	$6,316	$6,256	$6,332	$6,285

Total assets	$65,227	$64,670	$62,947	$64,885	$65,069
Less:
Goodwill	635	635	635	635	635
Other intangible assets	17	18	20	21	22
Tangible assets	$64,575	$64,017	$62,292	$64,229	$64,412

Common equity ratio	10.97%	10.78%	10.98%	10.77%	10.67%
Tangible common equity ratio	10.07	9.87	10.04	9.86	9.76

Tangible Common Equity per Share of Common Stock:
Common shareholders' equity	$7,153	$6,969	$6,911	$6,988	$6,942
Tangible common equity	6,501	6,316	6,256	6,332	6,285

Shares of common stock outstanding (in millions)	182	184	185	187	188

Common shareholders' equity per share of common stock	$39.23	$37.94	$37.32	$37.41	$36.87
Tangible common equity per share of common stock	35.65	34.38	33.79	33.90	33.38
(a) Tier 1 capital and risk-weighted assets as defined by regulation.
(b) December 31, 2013 Tier 1 capital and risk-weighted assets are estimated.
(c) Estimated ratios based on the standardized approach in the final rule for the U.S. adoption of the Basel III regulatory capital framework and excluding most elements of AOCI.

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The Basel III Tier 1 common capital ratio further adjusts Tier 1 common capital and risk-weighted assets to account for the final rule approved by U.S. banking regulators in July 2013 for the U.S. adoption of the Basel III regulatory capital framework. The final Basel III capital rules are effective January 1, 2015 for banking organizations subject to the standardized approach. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders equity per share of common stock. Comerica believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.